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                                                                      EXHIBIT 21

              NATIONWIDE FINANCIAL SERVICES, INC. AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT

                             As of December 31, 1998


The following are wholly owned (unless otherwise noted) subsidiaries of Nationwide Financial Services, Inc. and their state of incorporation:

                                                                             State of
     Subsidiary                                                           Incorporation
     ------------------------------------------------------------------  -----------------
     Nationwide Life Insurance Company                                       Ohio
     Nationwide Financial Services Capital Trust                             Delaware
     Nationwide Retirement Solutions, Inc.                                   Ohio
     Morley Financial Services, Inc.                                         Oregon
     Nationwide Financial Institution Distributors Agency, Inc.              Ohio
     The 401(k) Companies, Inc. (32% owned)                                  Ohio
     Nationwide Financial Services (Bermuda), Inc.                           Bermuda
     National Deferred Compensation, Inc.                                    Ohio
     Nationwide Trust Company, FSB                                           Ohio
     Nationwide Financial Services Capital Trust II                          Delaware
     NFS Distributors, Inc.                                                  Ohio
     Irvin L. Schwartz & Associates, Inc. (60% owned)                        Ohio


The following are wholly owned subsidiaries of Nationwide Life Insurance Company and their state of incorporation:

                                                                              State of
     Subsidiary                                                           Incorporation
     ------------------------------------------------------------------  -----------------
     Nationwide Life and Annuity Insurance Company                            Ohio
     Nationwide Advisory Services, Inc.                                       Ohio
     Nationwide Investment Services Corporation                               Ohio
     NWE, Inc.                                                                Ohio


The following are wholly owned subsidiaries of Nationwide Retirement Services, Inc. and their state of incorporation:

                                                                              State of
      Subsidiary                                                           Incorporation
      ------------------------------------------------------------------  -----------------
      Nationwide Retirement Solutions, Inc. of Alabama                        Alabama
      Nationwide Retirement Solutions, Inc. of Arizona                        Arizona
      Nationwide Retirement Solutions, Inc. of Arkansas                       Arkansas
      Nationwide Retirement Solutions, Insurance Agency, Inc.                 Massachusetts
      Nationwide Retirement Solutions, Inc. of Montana                        Montana
      Nationwide Retirement Solutions, Inc. of Nevada                         Nevada
      Nationwide Retirement Solutions, Inc. of New Mexico                     New Mexico
      Nationwide Retirement Solutions, Inc. of South Dakota                   South Dakota
      Nationwide Retirement Solutions, Inc. of Wyoming                        Wyoming






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The following are wholly owned subsidiaries of Nationwide  Financial
Institution  Distributors Agency, Inc. and their state of incorporation:

                                                                              State of
      Subsidiary                                                           Incorporation
      ------------------------------------------------------------------  -----------------
      Affiliate Agency, Inc.                                                  Ohio
      Financial Horizons Distributors Agency of Alabama, Inc.                 Alabama
      Landmark Financial Services of New York, Inc.                           New York
      Financial Horizons Securities Corp.                                     Ohio


The following are wholly owned subsidiaries of Morley Financial Services, Inc. and their state of incorporation:

                                                                              State of
      Subsidiary                                                           Incorporation
      ------------------------------------------------------------------  -----------------
      Morley & Associates, Inc.                                               Oregon
      Morley Capital Management                                               Oregon
      Union Bond & Trust Company                                              Oregon
      Portland Investment Services, Inc.                                      Oregon
      Excaliber Funding Corporation                                           Oregon
      Caliber Funding Corporation                                             Oregon
      Morley Research Associates, Ltd.                                        Oregon


The following are wholly owned subsidiaries of The 401(k) Companies, Inc. and their state of incorporation:

                                                                               State of
       Subsidiary                                                           Incorporation
       ------------------------------------------------------------------  -----------------
       401(k) Investment Services, Inc.                                          Ohio
       401(k) Investment Advisors, Inc.                                          Ohio
       401(k) Company                                                            Ohio


The following is a wholly owned subsidiary of Nationwide Advisory Services, Inc. and its state of incorporation:

                                                                               State of
       Subsidiary                                                           Incorporation
       ------------------------------------------------------------------  -----------------
       Nationwide Investor Services, Inc.                                      Ohio


All business operations of Nationwide Financial Services, Inc. and all of its subsidiaries are conducted using each company's legally registered name.